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AXA Equitable Life Insurance Company

AXA Equitable Retirement
Income for Life(SM)
Variable Deferred Annuity

Enrollment form under Group Annuity Contract

                                  PLEASE PRINT


MAILING INSTRUCTIONS:

EXPRESS MAIL: JPMorgan Chase
4 Chase Metrotech Center, 7th Floor West
Attn: Remit One Lockbox 13014
Brooklyn, NY 11245-0001

REGULAR MAIL: AXA Equitable Retirement
Income for Life
P.O. Box 13014 Newark, NJ 07188-0014


                                    NEW YORK


AXA Distributors, LLC


For Assistance
Call 888-517-9900


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1. Type of market
------------------

1. |_| NON-QUALIFIED (NQ)

2. |_| ROLLOVER IRA

3. |_| ROTH IRA

4. |_| ERISA ROLLOVER TSA OR  - NON-ERISA ROLLOVER TSA

5. |_| QUALIFIED PLAN--DEFINED CONTRIBUTION


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2. Type of contract
--------------------

1. |_| SINGLE LIFE

2. |_| JOINT LIFE - SPOUSAL ONLY (Not available for TSA or QP markets. Must indicate Successor Owner. If Non-natural Owner, indicate Joint Annuitant.)


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3. Initial contribution
------------------------

Total Initial Contribution(s)*   $ _____________________________________________


* Additional contributions, if any, are not permitted after the later of: (i) the end of the first contract year, and (ii) the date of the first withdrawal; but in no event after the Annuitant's 84th birthday.


SPECIFY METHOD(S) OF PAYMENT:

     |_|  CHECK PAYABLE TO AXA EQUITABLE OR WIRE

     |_| 1035 EXCHANGE (from SINGLE Owner contract, NQ only )

     |_| 1035 EXCHANGE (from JOINT Owner contract, NQ only )

     |_| CD OR MUTUAL FUND TRANSFER (NQ only)

     |_| DIRECT TRANSFER (IRA or Rollover TSA)

     |_| ROLLOVER (IRA or Rollover TSA)

     |_| DIRECT 90-24 TRANSFER FROM ANOTHER CARRIER (Rollover TSA only)


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4. Owner
---------

IF YOUR MAILING ADDRESS IS DIFFERENT FROM THE PRIMARY RESIDENTIAL
ADDRESS BELOW, PLEASE PROVIDE YOUR MAILING ADDRESS IN SECTION 14.

 |_| Individual                 |_| Qualified Plan Trustee - DC
 |_| Other Non-Natural Owner    |_| Trustee (for an Individual)
 |_| Custodian (IRA)
                 |_| MALE               |_| FEMALE



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Name (First)               (Middle Initial)                        (Last)



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U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED



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City                                  State                        ZIP Code



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Social Security No./TIN               Date of Birth (M/D/Y)



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Daytime Phone #          Valid Driver's License No./Passport #/State Issued ID #


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optional  5. Successor Owner           (For Joint Life only. Must be
-----------------------------          Owner's spouse.)

 |_| MALE |_| FEMALE



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Name (First)               (Middle Initial)                        (Last)



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U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED



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City                                  State                        ZIP Code



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SOCIAL SECURITY NO./TIN               DATE OF BIRTH (M/D/Y)



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Daytime Phone #          Valid Driver's License No./Passport #/State Issued ID #


If you are applying for an NQ contract, you can give the Successor Owner full ownership rights by checking the "Yes" box below. IF YOU CHECKED "1035 EXCHANGED FROM JOINT OWNER" IN SECTION 3, YOU MUST CHECK "YES" BELOW. DO NOT CHECK IF YOU CHECKED "1035 EXCHANGE FROM SINGLE OWNER."


     |_| YES, Successor Owner will have full ownership rights.


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6. Annuitant                           (If other than Owner.)
-------------
 |_| MALE |_| FEMALE



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Name (First)               (Middle Initial)                        (Last)



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U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED



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City                                  State                        ZIP Code



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Social Security No./TIN               Date of Birth (M/D/Y)


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optional  7. Joint Annuitant           (For Joint Life with Non-Natural
-----------------------------          Owner only, must be Annuitant's
                                       spouse.)
 |_| MALE |_| FEMALE



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Name (First)               (Middle Initial)                        (Last)



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U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED



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City                                  State                        ZIP Code



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Social Security No./TIN               Date of Birth (M/D/Y)


                1290 Avenue of the Americas, New York, NY 10104
                                            AXA Equitable Life Insurance Company
                                   X01352_NY                      Cat No. 136606
2006 App 02 RIFL2 NY          AXA DISTRIBUTORS, LLC         New York Page 1 of 3

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8. Beneficiary(ies)
--------------------

If more than one -- indicate %. Total must equal 100%. Please use
Section 14 for additional Primary or Contingent Beneficiaries.


PRIMARY


1. -------------------------------------------------------   --------------  %
   Primary Beneficiary Name


   -------------------------------------------------------------------------
   Relationship to Owner



2. -------------------------------------------------------   --------------  %
   Primary Beneficiary Name


   -------------------------------------------------------------------------
   Relationship to Owner



CONTINGENT


   -------------------------------------------------------------------------
   Contingent Beneficiary Name


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9. Current insurance
---------------------

1. Do you have any other existing life insurance or annuities?

                                                                 |_| YES  |_| NO


2. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate applied for will be issued?

                                                                 |_| YES  |_| NO


     If YES, complete the following:



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Company        Type of Plan        Year Issued        Certificate Number


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10. Contract state
-------------------

The Contract State is your state of primary residence (Owner's primary residential address from Section 4) unless you sign the application in a different state. IF YOU ARE SIGNING THIS APPLICATION IN A STATE OTHER THAN YOUR STATE OF PRIMARY RESIDENCE, CHECK ONE BOX BELOW:


     |_| I have a second residence in the state of sale.


     |_| I work or conduct business in the state of sale.


If none of the above apply the application must be signed in your state of Primary Residence, unless we approve another state.


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11. Guaranteed Minimum Death Benefit
-------------------------------------

YOU MUST ELECT ONE OF THE FOLLOWING:


     |_| STANDARD Death Benefit -- Owner issue age up to 85.


     |_| ANNUAL RATCHET Death Benefit -- Owner issue age up to 75.


 THERE IS AN ADDITIONAL CHARGE FOR THE ANNUAL RATCHET DEATH BENEFIT.


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12. Allocation options
-----------------------

ALLOCATIONS -- You must allocate your Initial contribution among the Variable Investment Options listed below. Must total 100%. All future contributions will be allocated according to the percentages below unless instructed otherwise by you.

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                                Asset Allocation
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                                                 WHOLE NUMBERS ONLY
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
     AXA Conservative Allocation ............... (1123)     ________%
     AXA Conservative-Plus Allocation .......... (1124)     ________%
     AXA Moderate Allocation ................... (1125)     ________%
     AXA Moderate-Plus Allocation .............. (1126)     ________%
     AXA Aggressive Allocation ................. (1127)     ________%
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                                                 MUST TOTAL:     100%
                                                            --------


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13. Payment Plans
------------------

 MANDATORY - CHOOSE 1, 2 OR 3 BELOW:


1. |_| I plan to defer my withdrawals. I understand that the value of this certificate is limited if I do not take withdrawals.

IF YOU DO NOT PLAN TO DEFER YOUR WITHDRAWALS, COMPLETE THE FOLLOWING SECTION AND CHOOSE 2 OR 3 BELOW:


     FREQUENCY:   -  Monthly   -  Quarterly   -  Annually


START DATE: ____________________ (Month, Day, Year). You must wait at least 28 days after your contract issue date before payments can begin. They cannot be made later than the 28th day of the month.


2. |_| Maximum Payment Plan* (calculated by AXA Equitable)

3. |_| Customized Payment Plan*

       AMOUNT OF WITHDRAWAL: $____________________

       Total withdrawal for the contract year must not exceed your Guaranteed Annual Payment. Withdrawals made prior to age
       59-1/2 may be subject to a Federal income tax penalty.

*WITHHOLDING ELECTION INFORMATION
We will automatically withhold 10% Federal income tax unless otherwise instructed.


     |_|  I do not want to have Federal income tax withheld.
          (U.S. residence address and Social Security No./TIN required)


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14. Special instructions
-------------------------

ATTACH A SEPARATE SHEET IF ADDITIONAL SPACE IS NEEDED.

FOR OWNERS WHOSE MAILING ADDRESS DIFFERS FROM THEIR PRIMARY RESIDENTIAL ADDRESS IN SECTION 4.:



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Mailing address -- P.O. Box accepted



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Mailing address



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City                                   State                     Zip Code



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                                        AXA Equitable Retirement Income for Life
2006 App 02 RIFL2 NY                                        New York Page 2 of 3

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15. Broker transfer authorization
----------------------------------
          |_| YES, by signing below, I hereby designate my registered representative named below to act as my agent in giving subaccount transfer instructions by telephone or electronically, and I authorize AXA Equitable to act on such instructions. I understand that AXA Equitable (i) may rely in good faith on the stated identity of a person placing such instructions, and (ii) will have no liability for any claim, loss, liability, or expense that may arise in connection with such instructions. AXA Equitable will continue to act upon this authorization until such time as it receives my written notification of a change at its processing office. AXA Equitable may (i) change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice, and (ii) restrict fax, internet, telephone and other electronic transfer services because of disruptive transfer activity.


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16. Disclosures
----------------
          Your Income Base will increase when contributions are made to your Certificate. Excess Withdrawals under your Certificate may reduce your Income Base. o The AXA Equitable Retirement Income for Life Benefit may not be voluntarily terminated. The charges under the Certificate generally apply for the life of the Certificate.

FOR IRA, QP AND TSA CERTIFICATES: UNLESS YOU ELECT OUR AUTOMATIC RMD SERVICE AND COMPLY WITH THE CONDITIONS SET FORTH IN THE CERTIFICATE, THE AXA EQUITABLE RETIREMENT INCOME FOR LIFE CERTIFICATE MAY HAVE LIMITED USEFULNESS TO YOU BECAUSE PARTIAL WITHDRAWALS TO SATISFY MINIMUM DISTRIBUTION RULES MIGHT RESULT IN AN EXCESS WITHDRAWAL THAT REDUCES YOUR INCOME BASE AND YOUR GUARANTEED ANNUAL PAYMENT AMOUNT. YOU SHOULD CONSULT WITH YOUR TAX ADVISOR TO DETERMINE IF THIS CERTIFICATE IS APPROPRIATE FOR YOUR CIRCUMSTANCES.


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17. Signature and acknowledgements
-----------------------------------
          I/WE UNDERSTAND AND ACKNOWLEDGE THE PRECEDING DISCLOSURES AND THAT:
o My account value attributable to allocations to the variable investment options, and any variable annuity benefit payments I may elect, may increase or decrease and are not guaranteed as to dollar amount. o In the case of IRAs, Qualified Plans and TSAs that provide tax deferral under the Internal Revenue Code, by signing this enrollment form I acknowledge that I am buying the certificate for its features and benefits other than tax deferral, as the tax deferral feature of the certificate does not provide additional benefits. o All information and statements furnished in this enrollment form are true and complete to the best of my knowledge and belief. o AXA Equitable may accept amendments to this enrollment form provided by me or under my authority. o I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment. o No registered representative has the authority to make or modify any certificate on behalf of AXA Equitable, or to waive or alter any of AXA Equitable's rights and regulations. o I understand that in order to take advantage of the full potential of this certificate, I must take payments/withdrawals. I understand that I should consult my Registered Representative to determine the optimal time to begin taking payments/withdrawals from this certificate. o I ACKNOWLEDGE RECEIPT OF THE MOST CURRENT PROSPECTUS FOR AXA EQUITABLE RETIREMENT INCOME FOR LIFE. AFTER REVIEWING MY FINANCIAL INFORMATION AND GOALS WITH MY AGENT, I BELIEVE THIS CERTIFICATE WILL MEET MY INSURABLE NEEDS AND FINANCIAL OBJECTIVES.
o CONSENT FOR DELIVERY OF INITIAL PROSPECTUS ON CD-ROM:

|_| YES. By checking this box and signing the enrollment form below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD", and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-800-789-7771, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.


X
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Proposed Annuitant's Signature         Signed at: City, State         Date


X
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Proposed Owner's Signature             Signed at: City, State         Date
(if other than annuitant)


X
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Proposed Successor Owner's             Signed at: City, State         Date
/Joint Annuitant's Signature


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Registered representative section
----------------------------------

DID YOU DETERMINE THE SOURCE OF THE CUSTOMER'S FUNDS? .........  |_| YES  |_| NO

DO YOU HAVE REASON TO BELIEVE THAT ANY EXISTING LIFE INSURANCE OR ANNUITY HAS BEEN OR WILL BE SURRENDERED, WITHDRAWNFROM, LOANED AGAINST, CHANGED OR OTHERWISE REDUCED IN VALUE, OR REPLACED IN CONNECTION WITH THIS TRANSACTION, ASSUMING
THE CERTIFICATE APPLIED FOR WILL BE ISSUED ON THE LIFE OF
THE ANNUITANT? ................................................  |_| YES  |_| NO

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X
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Primary Registered                Social Security        Rep. Code
Representative Signature          Number


                                                               % (   )   -
------------------------------------------------------ --------- --------------
Print Name                                                       Phone Number



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Client Account Number             Email Address          Broker-Dealer Branch
at Broker-Dealer



X
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Secondary Registered              Social Security        Rep. Code
Representative Signature          Number


                                                               % (   )   -
------------------------------------------------------ --------- --------------
Print Name                                                       Phone Number


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REGISTERED REPRESENTATIVE USE ONLY. Contact your home office for program
information. |_| OPTION I. |_| OPTION II. |_| OPTION III. (Once selected, program cannot be changed.)



                                        AXA Equitable Retirement Income for Life
                                                                 Cat. No. 136606
2006 App 02 RIFL2 NY                                        New York Page 3 of 3